                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

         Filed by the registrant \X\
         Filed by a party other than the registrant \ \
         Check the appropriate box:
         \X\ Preliminary Proxy Statement    \\ Confidential, for Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
      \ \ Definitive Proxy Statement
      \ \ Definitive Additional Materials
      \ \ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Pharmacyclics, Inc.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
    \X\   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2), or Item 22(a)(2) of Schedule 14A.
    \ \ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
    \ \   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

       \ \ Fee paid previously with preliminary materials.

       \ \ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                               PHARMACYCLICS, INC.
                             995 EAST ARQUES AVENUE
                           SUNNYVALE, CALIFORNIA 94086

                                NOVEMBER 11, 1996


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Pharmacyclics, Inc. (the "Company") which will be held at 9:00 A.M. on December 6, 1996, at the Company's headquarters, 995 East Arques Avenue, Sunnyvale, California 94086.

         At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

              (i) the election of six (6) directors to serve until the 1997 annual meeting and until their successors are elected and qualified;

              (ii) the amendment and restatement of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock thereunder from 12,000,000 shares to 24,000,000 shares;

              (iii) the amendment of the Company's 1995 Stock Option Plan (the "Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Plan by an additional 750,000 shares; and

              (iv) the ratification of the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending June 30, 1997.

         The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

         After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

         After reading the Proxy Statement, please mark, date, sign and return by no later than November 27, 1996, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

         A copy of the Pharmacyclics, Inc. 1996 Annual Report is also enclosed.

         We look forward to seeing you at the Annual Meeting.

                                   Sincerely,


                                   Richard A. Miller,
                                   President and Chief Executive Officer

                                    IMPORTANT

         PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING YOUR SHARES MAY BE VOTED.

                               PHARMACYCLICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 6, 1996


TO THE STOCKHOLDERS OF PHARMACYCLICS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Pharmacyclics, Inc., a Delaware corporation (the "Company"), will be held at 9:00 A.M. local time on Friday, December 6, 1996, at the Company's headquarters, 995 East Arques Avenue, Sunnyvale, California 94086, for the following purposes:

         1. To elect a Board of six directors to serve for the ensuing year and until their respective successors are elected and qualified.

         2. To approve an amendment and restatement of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock thereunder from 12,000,000 shares to 24,000,000 shares.

         3. To approve an amendment to the Company's 1995 Stock Option Plan (the "Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the Plan by an additional 750,000 shares.

         4. To ratify the appointment of Price Waterhouse LLP as the Company's independent accountants for the fiscal year ending June 30, 1997.

         5. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Stockholders of record at the close of business on October 23, 1996 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices for a period of ten days immediately prior to the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted upon at the Annual Meeting and mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you decide to attend the

Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                                     Sincerely,


                                                     J. Stephan Dolezalek,
                                                     Secretary
Sunnyvale, California
November 11, 1996

YOUR VOTE IS VERY IMPORTANT. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

                                       2.

                               PHARMACYCLICS, INC.
                             995 East Arques Avenue
                           Sunnyvale, California 94086
                         -------------------------------

                                 PROXY STATEMENT
                         -------------------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 6, 1996


                      GENERAL INFORMATION FOR STOCKHOLDERS


         THE ENCLOSED PROXY ("PROXY") IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (THE "BOARD") OF PHARMACYCLICS, INC., A DELAWARE CORPORATION (THE "COMPANY"), FOR USE AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT 9:00 A.M. ON DECEMBER 6, 1996, AT THE COMPANY'S HEADQUARTERS, 995 EAST ARQUES AVENUE, SUNNYVALE, CALIFORNIA 94086 AND AT ANY ADJOURNMENT THEREOF.

         This Proxy Statement and the accompanying form of Proxy was first mailed to the stockholders entitled to vote at the Annual Meeting on or about November 11, 1996.


RECORD DATE AND VOTING

         Stockholders of record at the close of business on October 23, 1996 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, there were 8,556,150 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote, held by 95 stockholders of record. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

         Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Cheryl B. Jaszewski in writing at 995 East Arques Avenue, Sunnyvale, California 94086 or by telephone at (408) 774-0330. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by December 2, 1996.

REVOCABILITY OF PROXIES

         Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to the meeting by filing with the Secretary of the Company at its principal executive offices at 995 East Arques Avenue, Sunnyvale, California 94086, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.


SOLICITATION

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. The Company will not compensate such individuals for any such services. The Company does not presently intend to solicit proxies other than by mail.


                                    IMPORTANT

         PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PREPAID, RETURN ENVELOPE BY NO LATER THAN NOVEMBER 27, 1996, SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

         THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED JUNE 30, 1996, HAS BEEN MAILED TO ALL STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF AND TO VOTE AT THE ANNUAL MEETING CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL.




                                       2.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                      PROPOSAL ONE - ELECTION OF DIRECTORS


         At the Annual Meeting, a Board of six directors will be elected, to serve until the Company's next Annual Meeting and until their successors shall have been duly elected and qualified or until their earlier death, resignation or removal. The Board has selected six nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF the nominees named below. The six candidates receiving the highest number of affirmative votes of all the shares entitled to vote at the Annual Meeting will be elected. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.


INFORMATION WITH RESPECT TO DIRECTOR NOMINEES

         Set forth below is information regarding the nominees.

       Name                            Position(s) with the Company                    Age        Director Since
       ----                            ----------------------------                    ---        --------------
  Thomas D. Kiley..................     Director                                        53              1991

  Joseph S. Lacob..................     Director                                        40              1991

  Patrick F. Latterell.............     Director                                        38              1991

  Richard A. Miller, M.D...........     Director, President and Chief Executive         45              1991
                                        Officer

  Joseph C. Scodari................     Director                                        43              1994

  Craig C. Taylor..................     Director                                        46              1991

BUSINESS EXPERIENCE OF DIRECTOR NOMINEES

         MR. KILEY was appointed as a Director of the Company in June 1991. He has been self-employed since 1988 as an attorney, consultant and investor. From 1980 to 1988, he was an officer of Genentech, Inc., serving variously as Vice President and General Counsel, Vice President for Legal Affairs and Vice President for Corporate Development. Mr. Kiley is also a Director of Cardiogenesis Corporation, a medical device company, Connective Therapeutics, Inc. and Geron Corporation, pharmaceutical companies, and certain private biotechnology and other companies.




                                       3.

         MR. LACOB was appointed as a Director of the Company in June 1991. He is a General Partner of Kleiner Perkins Caufield & Byers, a venture capital investment firm, which he joined in 1987. Mr. Lacob is currently Chairman of the Board of CellPro, Inc. and Microcide Pharmaceuticals and a director of Heartport, Inc., as well as several private life science companies.

         MR. LATTERELL was appointed as a Director of the Company in June 1991. He is a General Partner of Venrock Associates and Venrock Associates II, L.P., venture capital investment groups, which he joined in April 1989. Mr. Latterell is currently Chairman of the Board of Oratec Interventions, Inc, and a director of Biocircuits Corporation, Geron Corporation, Vical, Inc. as well as several private biomedical companies.

         DR. MILLER has served as President, Chief Executive Officer and a Director since the Company was founded in April 1991. In 1989, Dr. Miller co-founded CellPro, Inc. ("CellPro"), a public biotechnology company, and served as a Director of CellPro from 1989 to 1991, and Chairman of CellPro's Scientific Advisory Board until 1993. He continues to serve on CellPro's Scientific Advisory Board. In 1984, Dr. Miller co-founded IDEC Pharmaceuticals Corporation where he served as Vice President and a Director until February 1992. Dr. Miller also is a Clinical Associate Professor of Medicine (Oncology) at Stanford University Medical Center.

         MR. SCODARI was appointed as a Director of the Company in December 1994. He is Corporate Executive Vice President, and President Pharmaceutical Division for Centocor, Inc. Prior to joining Centocor, he was Senior Vice President and General Manager, The Americas, for Rhone-Poulenc Rorer Pharmaceuticals, Inc. where he held various positions since 1989. From 1987 to 1989, Mr. Scodari was Executive Vice President of Sterling Drug's U.S. Diagnostic Imaging Division ("Sterling") where he held responsibilities for all marketing and sales and business development activities for Sterling's imaging agent business.

         MR. TAYLOR was appointed as a Director of the Company in June 1991. He is a General Partner of AMC Partners '89, L.P., the general partner of Asset Management Associates 1989, L.P., a private venture capital partnership. Mr. Taylor has been with Asset Management Company, a venture management group, since 1977. Mr. Taylor is a Director of Occupational Health & Rehabilitation, Inc. (formerly, Telor Ophthalmic Pharmaceuticals, Inc.), Metra BioSystems, Inc. and Lynx Therapeutics, Inc. and several private companies.

         There are no family relationships among executive officers or directors of the Company.


BOARD MEETINGS AND COMMITTEES

         During the fiscal year ended June 30, 1996, the Board held seven meetings and took action by unanimous written consent on one occasion. As of June 30, 1996, the Company had two standing Committees: an Audit Committee and a Compensation Committee. The Company does not have a standing Nominating Committee.

         The Audit Committee is primarily responsible for approving the services performed by the Company's independent accountants and reviewing reports of the Company's internal and external auditors regarding the Company's accounting practices and systems of internal accounting controls. During the fiscal year ended June 30, 1996, the Audit Committee consisted of two directors, Messrs. Latterell and Taylor. The Audit Committee held one meeting during the fiscal year ended June 30, 1996. Furthermore, the Audit Committee took action by unanimous written consent on one occasion.

         The Compensation Committee reviews and approves the Company's general compensation policies, sets compensation levels for the Company's executive officers and administers the Company's 1995 Stock Option Plan, successor to the Company's 1992 Stock Option Plan, and the Company's Employee Stock Purchase Plan. During the fiscal year ended June 30, 1996, the Compensation Committee consisted of three directors, Messrs. Lacob, Latterell and Taylor. The Compensation Committee met three times during the fiscal year ended June 30, 1996.


                                       4.

         During the last fiscal year, except as described below, no director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of Committees of the Board on which such director serves, which were held during the period that such individual was a member of the Board. Messrs. Kiley and Scodari each attended five of the seven meetings of the Board and Mr. Latterell attended two of the three meetings of the Compensation Committee.


DIRECTOR COMPENSATION

         The non-employee Board members do not receive any cash compensation for their service on the Board or any Committee of the Board. However, Mr. Scodari is reimbursed for travel expenses incurred in attending Board or Committee meetings.

         Under the Company's Non-Employee Directors Stock Option Plan (the "Directors Plan"), each individual serving as a non-employee Board member on the effective date of the Company's initial public offering was automatically granted a non-statutory option to purchase 5,000 shares of Common Stock. Accordingly, Messrs. Kiley, Lacob, Latterell, Scodari and Taylor each received an option for 5,000 shares on October 23, 1995. Each such option has an exercise price of $12.00 per share, the fair market value per share of Common Stock on the grant date. In addition, each new non-employee Board member will receive an automatic option grant for 10,000 shares of Common Stock under the Directors Plan on the date of his or her initial election or appointment to the Board. Furthermore, on the date of each Annual Stockholders Meeting beginning with the 1996 Meeting, each individual re-elected as a non-employee Board member will receive an automatic option grant for an additional 5,000 shares of Common Stock, provided such individual has served as a Board member for at least six months. The exercise price per share of Common Stock subject to each automatic option grant will be equal to the fair market value per share on the automatic grant date. Each automatic grant will have a term of ten years, subject to earlier termination following the optionee's cessation of Board service. Each automatic grant will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase should the optionee's service as a non-employee Board member cease prior to vesting in the shares. Each 10,000-share grant will vest in five equal and successive annual installments over the optionee's period of Board service. Each 5,000-share grant will vest in 12 equal and successive monthly installments over the optionee's period of Board service. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member.


                                       5.

                          PROPOSAL TWO - APPROVAL OF AN
                    AMENDMENT TO CERTIFICATE OF INCORPORATION


         The present capital structure of the Company authorizes 12,000,000 shares of Common Stock, par value $0.0001, and 1,000,000 shares of undesignated preferred stock, par value $0.0001 ("Undesignated Preferred Stock"). The Board believes this capital structure is inadequate for the present and future needs of the Company. Therefore the Board has unanimously approved the amendment and restatement of the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance by Article IV of the Restated Certificate of Incorporation from 12,000,000 shares to 24,000,000 shares. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment and restatement to the Company's stockholders for adoption. The Undesignated Preferred Stock may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board. On September 30, 1996, 8,554,750 shares of Common Stock were outstanding. On September 30, 1996, approximately 9,858,380 shares of Common Stock would be outstanding on a fully diluted basis, which assumes the exercise of all outstanding warrants and options, including 226,000 option shares granted to employees that have been granted on the basis of the 750,000 share increase and are, therefore, subject to stockholder approval of Proposal Three at the Annual Meeting.


PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

         The authorization of an additional 12,000,000 shares of Common Stock would give the Board the express authority, without further action of the stockholders, to issue such shares of Common Stock from time to time as the Board deems necessary. The Board believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes. The time frame necessary to achieve market success for any individual product in the biotechnology industry is lengthy. Consequently, the Company will expend substantial funds on research and development, expanding manufacturing capacity, preclinical and clinical testing of its products and manufacturing and marketing of its products prior to commercialization. The Company plans to fund such development activities through several different means including equity financings. Other potential uses of the additional authorized shares of Common Stock may include acquisition transactions, stock dividends or distributions, and having Common Stock available for any future designation of preferred stock to be convertible into Common Stock. The additional Common Stock would be available for issuance by the Board without future action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange on which the Company's securities may then be listed.

         The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

         In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the


                                      6.

Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected.

VOTE REQUIRED FOR STOCKHOLDER APPROVAL

         The affirmative vote of a majority of all shares of the Company's Common Stock outstanding at the time of voting is required for approval of the amendment and restatement of the Restated Certificate of Incorporation of Pharmacyclics, Inc. to increase the number of authorized shares of Common Stock issuable thereunder from 12,000,000 shares to 24,000,000 shares.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION AUTHORIZING AN ADDITIONAL 12,000,000 SHARES OF COMMON STOCK.



                                       7.

                         PROPOSAL THREE - APPROVAL OF AN
                       AMENDMENT TO 1995 STOCK OPTION PLAN


INTRODUCTION

         The Company's stockholders are being asked to approve an amendment to the 1995 Stock Option Plan (the "Plan") to increase the maximum number of shares available for issuance thereunder by an additional 750,000 shares. The amendment was adopted by the Board on August 1, 1996, subject to stockholder approval at the Annual Meeting. The affirmative vote of a majority of the Common Stock present or represented and entitled to vote on this Proposal Three at the Annual Meeting is required for approval of the amendment.

         The Plan was originally adopted by the Board on August 2, 1995 as the successor to the 1992 Stock Option Plan (the "1992 Plan"), and the stockholders approved the Plan on September 11, 1995. The Plan became effective as of October 23, 1995, the effective date of the Company's initial public offering. The options outstanding under the 1992 Plan were incorporated into the Plan on such date and, thereafter, no further option grants were made under the 1992 Plan.

         The purpose of the Plan is to provide employees (including officers), non-employee Board members and consultants of the Company with an opportunity to acquire an equity interest in the Company as an incentive for them to remain in the Company's service. The Board believes that equity interests are a significant factor in the Company's ability to attract and retain key employees, non-employee Board members and consultants who are critical to the Company's long-range success. The new amendment is intended to provide the Company with a sufficient reserve of Common Stock under the Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success.

         The terms and provisions of the Plan, as amended through August 1, 1996, are summarized more fully below. This summary, however, does not purport to be a complete exposition of all the provisions of the Plan. A copy of the Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the Company's principal offices in Sunnyvale, California.


PLAN STRUCTURE

         The Plan is comprised of an option grant program pursuant to which eligible persons may, at the discretion of the Plan Administrator (as defined below), be granted options to purchase shares of Common Stock at an exercise price not less than 85% of the fair market value of such shares on the grant date.

         The Plan also authorizes stock appreciation rights, which provide the holders with the election to surrender their outstanding options for an appreciation distribution from the Company equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may be made in cash or in shares of Common Stock.


ADMINISTRATION

         The Plan is currently administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") has full authority to determine the eligible individuals to whom option and stock appreciation right grants are to be made, the number of shares to be covered by each such grant, the maximum term for which any granted option or stock appreciation right is to remain outstanding, the time or times at which the granted


                                       8.

options or stock appreciation rights are to become exercisable, and all other terms and conditions of awards under the Plan. In addition, the Plan Administrator has full authority to accelerate the exercisability of outstanding options and to terminate the Company's outstanding repurchase rights with respect to unvested shares, all upon such terms and conditions as it deems appropriate. All expenses incurred in administering the Plan will be paid by the Company.


SHARE RESERVE

         The maximum number of shares of Common Stock issuable over the term of the Plan may not exceed 1,670,059 shares, including the 750,000-share increase for which stockholder approval is sought under this Proposal Three. Such shares will be made available either from the Company's authorized but unissued Common Stock or from Common Stock reacquired by the Company. On the first trading date of each calendar year beginning with the 1996 calendar year, the share reserve automatically increases by an amount equal to one percent of the number of shares of Common Stock outstanding on the last day of the preceding calendar year; provided that such annual increase shall not exceed 500,000 shares. The increase on January 2, 1996 totaled 85,178 shares.

         The maximum number of shares which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights may not exceed 333,334 shares in the aggregate over the term of the Plan.

         In the event any change is made to the Common Stock issuable under the Plan (by reason of any stock dividend, stock split, combination of shares, recapitalization, or other change affecting the outstanding Common Stock as a class without receipt of consideration), appropriate adjustments will be made to the aggregate number and/or class of securities available for issuance (in the aggregate and to each optionee) under the Plan.


ELIGIBILITY

         The persons eligible to participate in the Plan are limited to (i) employees (including officers), (ii) non-employee members of the Board (other than those serving as members of the Compensation Committee) and (iii) independent consultants of the Company or its parent or subsidiary corporations. Non-employee Board members are also eligible to receive automatic option grants under the Non-Employee Directors Stock Option Plan (the "Directors Plan").

         As of September 30, 1996 approximately five executive officers, 37 other employees and two non-employee Board members were eligible to participate in the Plan, and five non-employee Board members were eligible to participate in the Directors Plan.


VALUATION

         For purposes of establishing the option exercise price and for all other valuation purposes under the Plan, the fair market value per share of Common Stock on any relevant date will be the closing selling price per share as reported on the Nasdaq National Market. As of September 30, 1996, the fair market value per share of the Common Stock was $16.50 per share, as reported on the Nasdaq National Market.


                                       9.

TERMS OF OPTION GRANT PROGRAM

         Options may be granted at an exercise price per share not less than eighty five percent (85%) of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.


         Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under Plan:

         Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

         Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right in effect for at least six (6) months may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

         The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Plan which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.


GENERAL PROVISIONS

         Acceleration. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Plan which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full. Any options assumed or replaced in connection with such acquisition will be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition will be subject to full and immediate vesting, in the event the individual's service is subsequently terminated within 18 months following the acquisition. In connection with a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Plan either at the time of such change in control or upon the subsequent termination of the individual's service.


                                      10.

         The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

         Financial Assistance. The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

        Special Tax Election. The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.


AMENDMENT AND TERMINATION

         The Board may amend or modify the Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the Plan at any time, and the Plan will in all events terminate on August 1, 2005.



STOCK AWARDS

         The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Plan and the 1992 Plan between July 1, 1995 and September 30, 1996, together with the weighted average exercise price payable per share. The option grants disclosed in the New Plan Benefits table are also included in the following table.



                                      11.

                                                 OPTION TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
                                                                  Options Granted              Weighted Average
                          Name                                  (Number of Shares)              Exercise Price
===============================================================================================================
Richard A. Miller, President and Chief Executive
Officer                                                              246,667                        $11.66

Marc L. Steuer, Vice President, Business
Development and Chief Financial Officer                               95,000                        $13.51

Stuart W. Young, M.D., Vice President, Medical
Research                                                              33,334                         $7.50

James D. Mutch, Vice President, Regulatory
Affairs and Product Development(1)                                    6,667                          $7.50

William C. Dow, Ph.D., Vice President, Chemical
Research and Development                                              67,667                        $13.71

Cheryl B. Jaszewski, Vice President, Finance and
Administration                                                        43,334                        $14.60

All current executive officers as a group
(5 persons)                                                          486,002                        $12.28
==========================================================================================================
All current non-employee Board members as a
group                                                                 65,000                         $9.23
==========================================================================================================
All employees, including current officers who are
not executive officers as a group (29 persons)                       144,346                        $14.62
==========================================================================================================


(1)      Mr. Mutch resigned from the Company effective as of April 29, 1996.


FEDERAL TAX CONSEQUENCES OF OPTIONS

         Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differ as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize regular taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.



                                      12.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company, at the original exercise price paid per share, in the event the optionee's service terminates prior to vesting in the shares, then the optionee will not recognize any taxable income at the time of exercise. The optionee will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the difference between the fair market value of the shares on the date the repurchase right lapses and the option exercise price paid for those shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise an amount equal to the difference between the fair market value of the purchased shares on the date of exercise (determined as if the shares were not subject to the Company's repurchase right) and the option exercise price paid for the shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

         The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

         Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

         Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.


ACCOUNTING TREATMENT

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.


                                      13.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.

         In May 1996, the Company granted options to purchase 211,000 shares of Common Stock at $17.75 (the then fair market value of such shares) per share to the Named Executive Officers. Subsequent to June 30, 1996, the Company granted an option to purchase 15,000 shares of Common Stock at $18.25 (the then fair market value of such shares) per share to one of the Named Executive officers. All such option grants are subject to stockholder approval at the Annual meeting. As a result, the Company will be required to record compensation expense in the event the fair market value of the Company's common stock on the date of the Annual Meeting exceeds the exercise price of the respective stock options, in an amount equal to such difference multiplied by the number of shares subject to such option and recognized on a straight-line basis over the vesting period of the option, generally five years.


STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the Plan which will increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 750,000 shares. Should such stockholder approval not be obtained, then the 750,000-share increase to the share reserve will not be implemented, and any stock options granted on the basis of such 750,000-share increase will immediately terminate without becoming exercisable for the shares of Common Stock subject to those options. No additional options will be granted on the basis of such share increase, and the Plan will terminate as to future issuances once the existing share reserve as last approved by the stockholders has been issued.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN.


NEW PLAN BENEFITS

         On May 29, 1996, option grants were made to Richard A. Miller, William
C. Dow, Cheryl B. Jaszewski and Marc L. Steuer for 100,000, 41,000, 30,000 and 40,000 shares, respectively, with an exercise price of $17.75 per share. In addition, on September 19, 1996, an option grant was made to Marc L. Steuer for 15,000 shares with an exercise price of $18.25. Each of these option grants is subject to stockholder approval of this Proposal Three and will not become exercisable for any of such option shares unless such stockholder approval is obtained. The following table shows, as to each of the Named Executive Officers, and the various indicated groups, the number of shares of Common Stock subject to options granted under the Plan, assuming the 750,000-share increase which the stockholders are being asked to approve under this Proposal Three and the average exercise price payable per share for such options. The option grants disclosed in the following table are also included in the Stock Awards table above.



                                      14.

                                                                                                Weighted
                                                                   Number of                     Average
                         Name                                    Option Shares                Exercise Price
Richard A. Miller, M.D., President and Chief
Executive Officer                                                   100,000                       $17.75

Mark L. Steuer, Vice President, Business
Development and Chief Financial Officer                              55,000                       $17.89

William C. Dow, Ph.D., Vice President,
Chemical Research and Development                                    41,000                       $17.75

Cheryl B. Jaszewski, Vice President, Finance
and Administration                                                   30,000                       $17.75

All current executive officers as a group
(5 persons)                                                         226,000                       $17.78


                                      15.

                    PROPOSAL FOUR - RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS


         The Board has appointed the firm of Price Waterhouse LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 1997, and is asking the stockholders to ratify this appointment.

         In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interest of the Company and its stockholders. The affirmative vote of the holders of a majority of the Company's Common Stock present or represented by Proxy at the Annual Meeting and entitled to vote is required to ratify the selection of Price Waterhouse LLP.

         Price Waterhouse LLP has served as independent auditors to the Company for the fiscal year ended June 30, 1996. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 1997.




                                      16.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain compensation earned during the fiscal year ended June 30, 1996, for services rendered in all capacities to the Company and its subsidiaries, by (i) the Company's Chief Executive Officer, (ii) the four other highest paid executive officers whose salary and bonus for fiscal 1996 were in excess of $100,000 and (iii) one other executive officer who resigned during that fiscal year. The individuals named in the table will be hereinafter referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                      LONG TERM
                                                      COMPENSATION
                                      ANNUAL             AWARDS
                                    COMPENSATION   SECURITIES UNDERLYING       ALL OTHER
                                      SALARY(1)          OPTIONS(2)          COMPENSATION
                                    ------------   ---------------------     ------------
NAME AND PRINCIPAL POSITION

Richard A. Miller, M.D               $215,865           246,667                $   --
   President and Chief
   Executive Officer

Marc L. Steuer(3)                     181,827            80,000                    --
   Vice President, Business
   Development and Chief
   Financial Officer

Stuart W. Young, M.D                  160,303            33,334                    --
   Vice President,
   Medical Research

James D. Mutch(4)                     134,870             6,667                   8,000
   Vice President,
   Regulatory Affairs and
   Product Development

William C. Dow, Ph.D                  130,098            67,667                    --
   Vice President, Chemical
   Research and Development

Cheryl B. Jaszewski                   110,375            43,334                    --
   Vice President, Finance and
   Administration


 (1) Includes amounts earned but not paid in the fiscal year ended June 30, 1996.

 (2)     Includes options to purchase Common Stock to the Named Executive
         Officers: Richard A. Miller, 100,000; William C. Dow, 41,000; Marc L. Steuer, 40,000 and Cheryl B. Jaszewski, 30,000 which are subject to stockholder approval of an increase in the number of shares authorized for grant under the Plan.

                                       17.

 (3) Subsequent to June 30, 1996, the Company issued an option to purchase 15,000 shares of Common Stock to Marc L. Steuer. Such option is subject to stockholder approval of an increase in the number of shares authorized for grant under the Plan.

 (4) Mr. Mutch resigned from the Company effective as of April 29, 1996 and currently serves the Company as a part-time consultant in the area of regulatory affairs. The amount reported under "Other Compensation" for fiscal 1996 represents consulting fees earned by Mr. Mutch since the date of his resignation.


STOCK OPTIONS, EXERCISES AND HOLDINGS

         The following table provides certain information regarding stock options granted to the Named Executive Officers during the fiscal year ended June 30, 1996. Except for the limited stock appreciation rights described in footnote (1) below, no stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           Potential Realizable Value at
                                                                                             Assumed Annual Rates of
                                                                                           Stock Price Appreciation for
                             Individual Grants                                                    Option Term(6)
--------------------------------------------------------------------------------------------------------------------------

                             Number of
                            Securities        Percentage of
                            Underlying        Total Options      Exercise
                          Options Granted      Granted to       Price per       Expiration
               Name        (#)(1)(2)(3)       Employees(4)       Share(5)          Date               5%           10%
--------------------------------------------------------------------------------------------------------------------------
Richard A. Miller, M.D      146,667              23.4%            $  7.50        08/01/05         $  691,786    $1,753,121
                            100,000(8)           15.9%            $ 17.75        05/28/06         $1,116,288    $2,828,893

Marc L. Steuer               40,000               6.4%            $  7.50        08/01/05         $  188,668    $  478,123
                             40,000(8)            6.4%            $ 17.75        05/28/06         $  446,515    $1,131,557

Stuart W. Young, M.D         33,334               5.3%            $  7.50        08/01/05         $  157,227    $  398,444

James D. Mutch(7)             6,667               1.1%            $  7.50        08/01/05         $   31,446    $   79,691

William C. Dow, Ph.D         26,667               4.2%            $  7.50        08/01/05         $  125,780    $  318,752
                             41,000(8)            6.5%            $ 17.75        05/28/06         $  457,678    $1,159,846

Cheryl B. Jaszewski          13,334               2.1%            $  7.50        08/01/05         $   62,892    $  159,382
                             30,000(8)            4.8%            $ 17.75        05/28/06         $  334,886    $  848,668
==========================================================================================================================


 (1) Each option includes a limited stock appreciation right that allows the optionee to surrender his or her option with such a right in effect for six months, to the extent exercisable for vested shares of Common Stock, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding securities. In return, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the highest price per share of Common Stock paid in the tender offer less the exercise price payable per share.


 (2) Subsequent to June 30, 1996, the Company issued an option to purchase 15,000 shares of Common Stock to Marc L. Steuer. Such option is subject to stockholder approval of an increase in the number of shares authorized for grant under the Plan.



                                     18.

 (3) The dates on which the options were granted are as follows:

                        Name                                 Number Shares                 Grant Date
                        ----                                 -------------                 ----------
                  Richard A. Miller, M.D.                       146,667                     08/02/95
                                                                100,000                     05/29/96
                  Marc L. Steuer                                 40,000                     08/02/95
                                                                 40,000                     05/29/96
                  Stuart W. Young, M.D.                          33,334                     08/02/95
                  James D. Mutch                                  6,667                     08/02/95
                  William C. Dow, Ph.D.                          26,667                     08/02/95
                                                                 41,000                     05/29/96
                  Cheryl B. Jaszewski                            13,334                     08/02/95
                                                                 30,000                     05/29/96


         The option for 146,667 shares granted to Dr. Miller on August 2, 1995 vests in 60 equal successive monthly installments; 93,334 shares were immediately exercisable as of the grant date, an additional 13,334 shares were exercisable on January 1, 1996, an additional 13,333 shares will become exercisable on January 1, 1997, an additional 13,333 shares will become exercisable on January 1, 1998 and the remaining 13,333 shares will become exercisable on January 1, 1999. The 100,000 share option granted to Dr. Miller on May 29, 1996 vests in 60 equal monthly installments. The option is, however, subject to stockholder approval of an increase in the number of shares authorized for grant under the Plan. If such stockholder approval is granted, the option will become immediately exercisable.

         The option for 40,000 shares granted to Mr. Steuer on August 2, 1995 vests in 60 equal successive monthly installments. Such option is immediately exercisable in its entirety. The 40,000 share option granted to Mr. Steuer on May 29, 1996 vests over 60 months as follows:
         (i) 5,000 shares vest in successive equal monthly installments over each of the first, second, third and fourth years of Mr. Steuer's service with the Company and (ii) 20,000 shares shall vest in successive equal monthly installments over the fifth year of Mr. Steuer's service with the Company. The option is, however, subject to stockholder approval of an increase in the number of shares authorized for grant under the Plan. If such stockholder approval is granted, the option will become immediately exercisable.

         The option granted to Dr. Young vests in 60 equal successive monthly installments, 13,334 shares were immediately exercisable as of the grant date, an additional 13,334 shares became exercisable on January 1, 1996 and the remaining 6,666 shares will become exercisable on January 1, 1997.

         The option granted to Mr. Mutch was to vest in 60 equal successive monthly installments. Such option was immediately exercisable in its entirety. However, in connection with Mr. Mutch's resignation, the unvested shares subject to such stock option accelerate and become exercisable in 12 equal monthly installments measured from May 30, 1996.

         The option for 26,667 shares granted to Dr. Dow on August 2, 1995 vests in 60 equal successive monthly installments, 13,334 shares were immediately exercisable as of the grant date and the remaining 13,333 shares became exercisable on January 1, 1996. The 41,000 share option granted to Dr. Dow on May 29, 1996 vests as follows: (i) 5,000 shares vest in 12 successive equal monthly installments with the first such installment vesting on January 31, 1997; (ii) 10,000 shares vest in 12 successive equal monthly installments with the first such installment vesting on January 31, 1998 and (iii) 26,000 shares vest in 24 successive equal monthly installments with the first such installment vesting on January 31, 1999. The option is, however, subject to stockholder approval of an increase in the number of shares authorized for grant under the Plan. If such stockholder approval is granted, the option will become immediately exercisable.

         The option for 13,334 shares granted to Ms. Jaszewski on August 2, 1995 vests in 60 equal successive monthly installments. Such option is immediately exercisable in its entirety. The 30,000 share option granted to Ms. Jaszewski on May 29, 1996 vests as follows: (i) 12,000 shares vest in 24 successive equal monthly installments with the first such installment vesting on January 31, 1997 and (ii) 18,000 shares vest in 24 successive equal monthly installments with the first such installment vesting on January 31, 1999.



                                      19.

         The option is, however, subject to stockholder approval of an increase in the number of shares authorized for grant under the Plan. If such stockholder approval is granted, the option will become immediately exercisable.

         Each of the granted options will immediately become exercisable for all of the option shares in the event the Company is acquired by a merger or asset sale, unless the options are assumed by the acquiring entity. Any assumed options granted under the Plan will accelerate and assigned repurchase rights will terminate upon the optionee's involuntary termination within 18 months following the acquisition. The Plan Administrator also has discretion to provide for the acceleration of one or more outstanding options assumed upon a merger, consolidation or asset sale. Furthermore, the Plan Administrator also has discretion to provide for the acceleration of one or more outstanding options under the Plan (including options incorporated from the 1992 Plan) and the vesting of shares subject to outstanding options upon the occurrence of certain hostile tender offers. Such accelerated vesting may be conditioned upon the subsequent termination of the affected optionee's service. The Plan Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

 (4) Based on an aggregate of approximately 628,046 options granted to employees in fiscal 1996, including options granted to the Named Executive Officers.

 (5) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income or employment tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such tax liability. The Plan Administrator has the discretionary authority to reprice outstanding options under the Plan through the cancellation of those options and the grant of replacement options with an exercise price equal to the lower fair market value of the option shares on the regrant date.

 (6) Potential realizable value is based on the assumption that the price per share of Common Stock appreciates at the assumed annual rate of stock appreciation for the option term. The assumed 5% and 10% annual rates are set forth in accordance with the rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company's estimate of stock price appreciation. There can be no assurance that the assumed 5% and 10% annual rates of appreciation (compounded annually) will actually be realized over the term of the option. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

 (7) Mr. Mutch resigned from the Company effective as of April 29, 1996, and currently serves the Company as a part-time consultant in the area of regulatory affairs.

 (8) Options are subject to stockholder approval of an increase in the number of shares authorized for grant under the Plan.




                                      20.

OPTION HOLDINGS

         The table below sets forth certain information concerning the exercise of options during the fiscal year ending June 30, 1996 by the Named Executive Officers and unexercised options held as of the end of such year by such individuals. No stock appreciation rights were exercised by the Named Executive Officers during such fiscal year, and, except to the extent described in footnote (1) to the Option Grants table above, no stock appreciation rights were held by such individuals at the end of such fiscal year.


                   AGGREGATED OPTION EXERCISES IN FISCAL 1996
                     AND 1996 FISCAL YEAR-END OPTION VALUES

                                                                      No. of Securities
                                                                      Underlying Unexercised          Value of Unexercised
                                                                      Options at Fiscal Year         In-the-Money Options at
                                                                         End                           Fiscal Year End(1)
                                       Shares                         -----------------------------------------------------------
                                     Acquired on       Value            Exercis-      Unexercis-       Exercis-       Unexercis-
              Name                    Exercise        Realized          able(2)          able            able            able
---------------------------------------------------------------------------------------------------------------------------------



Richard A. Miller, M.D.                  --                --          206,668         39,999           1,067,514         404,990
Marc L. Steuer                           --                --          173,334           --             1,695,009              --
Stuart W. Young, M.D.                    --                --           44,668          6,666             578,489          67,493
James D. Mutch(3)                      20,000           $249,999          --             --                    --              --
William C. Dow, Ph.D.                    --                --          114,334           --             2,015,137              --
Cheryl B. Jaszewski                      --                --           53,334           --               270,007              --
=================================================================================================================================


 (1) Determined by subtracting the exercise price from the market price of the Common Stock on June 28, 1996 ($17.625).

 (2) Includes options to purchase Common Stock to the Named Executive Officers:
     Richard A. Miller, 100,000; William C. Dow, 41,000; Marc L. Steuer, 40,000 and Cheryl B. Jaszewski, 30,000 which are subject to stockholder approval of an increase in the number of shares authorized for grant under the Plan.

 (3) Mr. Mutch resigned from the Company effective as of April 29, 1996, and currently serves the Company as a part-time consultant in the area of regulatory affairs.


EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

         In May 1992, the Company entered into an employment letter agreement with William C. Dow, which remains in effect unless and until terminated by either the Company or Dr. Dow at any time and for any reason, with or without cause. During the fiscal year ended June 30, 1996, the Company paid Dr. Dow $130,098 under the agreement.

         In June 1992, the Company entered into an employment agreement with Richard A. Miller which either party may terminate at any time upon 90 days' prior written notice of an intent to terminate. During the fiscal year ended June 30, 1996, the Company paid Dr. Miller $215,865 under the agreement.


                                      21.

         In August 1992, the Company entered into an employment agreement with James D. Mutch which was terminated on April 29, 1996 when he left the employ of the Company and became a part-time consultant to the Company. During the fiscal year ended June 30, 1996, the Company paid Mr. Mutch $134,870 under the agreement.

         In April 1993, the Company entered into an employment agreement with Stuart W. Young which either party may terminate at any time upon 30 days written notice of intent to terminate. If Dr. Young is terminated without cause by the Company during the second or third year of employment, the Company is obligated to compensate Dr. Young with his salary as severance pay for one year after termination. During the fiscal year ended June 30, 1996, the Company paid Dr. Young $160,303 under the agreement.

         In October 1994, the Company entered into an employment agreement with Marc L. Steuer, which remains in effect unless and until terminated by either the Company or Mr. Steuer at any time and for any reason, with or without cause. If Mr. Steuer is discharged without cause during the first two years of employment, the Company is obligated to compensate Mr. Steuer with six months of severance benefits and pay. During the fiscal year ended June 30, 1995, the Company paid Mr. Steuer $181,827 under the agreement.

         In April 1996, the Company entered into a consulting agreement with James D. Mutch, which remains in effect until April 27, 1997. Under the terms of the agreement, Mr. Mutch was to be paid a monthly consulting fee of $4,000 for a period of five months and the vesting of the options held by Mr. Mutch were also accelerated.

         Under the Plan, the Plan Administrator has the authority to accelerate outstanding options in the event of certain changes in control of the Company.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Effective October 23, 1995 (the date of the Company's initial public offering), decisions on compensation matters relating to the Company's President and Chief Executive Officer, Richard A. Miller, and the Company's other executive officers are generally made by the Compensation Committee. The Compensation Committee also administers the Company's 1995 Stock Option Plan (the "Plan") under which grants may be made to executive officers and other key employees. The Compensation Committee has furnished the following report on the compensation established for Dr. Miller and the Company's other executive officers for the period from October 23, 1995 to June 30, 1996. Prior to October 23, 1995, executive officer compensation was determined by the Board and/or a committee comprised of Dr. Miller and Messrs. Lacob and Latterell. It is the Compensation Committee's understanding that they used criteria similar to those described below in determining officer compensation.

         The Compensation Committee set the compensation payable to Dr. Miller for the 12-month period ending April 30, 1997. Dr. Miller in turn recommended, subject to the Compensation Committee's review and approval, the compensation to be paid for such 12-month period to the Company's other executive officers. For those executive officers, the Compensation Committee had previously established performance factors to be considered by Dr. Miller in making his recommendations with respect to the compensation level to be in effect for each such officer. Dr. Miller provided the Compensation Committee with his evaluation of the performance of each officer with respect to those factors and his recommendation as to the compensation to be paid to that individual on the basis of such performance. The Compensation Committee reviewed and approved the recommendations of Dr. Miller.

         General Compensation Policy. The Compensation Committee's overall policy as to executive compensation is to ensure that an appropriate relationship exists between the total compensation package established for each executive officer and the creation of stockholder value, while at the same time assuring that compensation is sufficiently competitive to motivate and retain key executives. In furtherance of this goal, executive compensation


                                      22.

is structured so as to integrate competitive levels of annual base salary with discretionary stock options based upon individual and corporate performance. This annual cash compensation, together with the payment of equity incentives in the form of stock option grants, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

         For fiscal year 1996, each executive officer's compensation package was comprised of two elements: (i) a base salary that reflects individual performance and is designed primarily to be competitive with salary levels paid by a peer group of companies in the industry with which the Company competes for executive talent and (ii) long-term stock- based incentives designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders.

         Factors. Since the Company is in the development stage, the use of traditional performance standards (such as profit levels and return on equity) are not appropriate in evaluating the performance of the executive officers. In particular, the unique nature of the biotechnology industry, specifically the absence of revenues and the fact that the Company's stock performance is often more a consequence of larger market forces than of actual Company achievements, makes it impossible to tie performance objectives to standard financial considerations. The primary factors which were considered in establishing the components of each executive officer's compensation package for the 1996 fiscal year are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors, such as different measures of strategic performance, for future fiscal years.

         - BASE SALARY. When establishing or reviewing base compensation levels for each executive officer, the Committee considers numerous factors, including the qualifications of the executive and his or her level of relevant experience, strategic goals for which the executive has responsibility, specific accomplishments of the executive during the last fiscal year and the compensation levels in effect at companies in the Company's industry which compete with the Company for business and executive talent.

                  Base salaries are reviewed annually, and adjustments to each executive officer's base salary are made to reflect individual performance and salary increases effected by the peer group companies. A major objective, accordingly, is to have base salary levels commensurate with those of comparable positions with the peer group companies, given the level of seniority and skills possessed by the executive officer in question and the Committee's assessment of such executive's performance over the year.

         - LONG-TERM INCENTIVE COMPENSATION. The Compensation Committee has the authority under the Plan to provide executives and other key employees with equity incentives primarily in the form of stock option grants. Generally, the size of each option grant is set at a level which the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but there is also taken into account comparable awards made to individuals in similar positions in the industry, as reflected in external surveys, the individual's potential for future responsibility and promotion and the individual's performance in the recent period. The Compensation Committee has also established general guidelines for maintaining the unvested option holdings of each executive officer at a targeted level based upon his or her position with the Company, and option grants are periodically made to maintain the targeted levels. However, the Committee does not strictly adhere to these guidelines, and the relative weight given to each of the foregoing factors varies from individual to individual as the Compensation Committee deems appropriate under the circumstances.

                  The grants are designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of Common Stock at a fixed price per share (the market price on the grant date) over a specified period (up to ten years). The option will vest in periodic installments over a five-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price appreciates over the option term.



                                      23.

         CEO Compensation. In setting the compensation payable for the 1996 fiscal year to the Company's President and Chief Executive Officer, Richard A. Miller, the Committee reviewed a detailed performance evaluation compiled for Dr. Miller. Such review considered Dr. Miller's qualifications, the level of experience brought to his position and gained while in the position, Company goals for which Dr. Miller had responsibility, specific accomplishments to date, and the importance of Dr. Miller's individual achievement in meeting Company goals and objectives set during the prior fiscal year. In addition, the Compensation Committee surveyed the salary levels in effect for chief executive officers at the peer group companies which were taken into account for comparative compensation purposes for all of the Company's other executive officers.

         In determining Dr. Miller's compensation level, the Committee sought to establish a competitive rate of base salary, while at the same time tying a significant percentage of his overall compensation package to individual and Company performance, such as the attainment of certain milestones in the testing of clinical products, the successful completion of the Company's initial public offering and stock price appreciation. Based on these factors, the Committee increased Dr. Miller's base salary level to $225,000. The level of base salary set for Dr. Miller was in the 18th percentile of the surveyed salary for comparable companies.

       In fiscal 1996, the Company also granted Dr. Miller options to purchase 146,667 and 100,000 shares of the Company's Common Stock under the Plan, at exercise prices of $7.50 and $17.75 per share, respectively. The grant was intended to provide Dr. Miller with a meaningful incentive to continue in the Company's employ and contribute to the Company's financial success, as reflected in the future appreciation in the market price of the Company's Common Stock.


COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 1996 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1997 will exceed that limit. The Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

         The above report is submitted by the Compensation Committee of the Company's Board of Directors.

                                 Joseph S. Lacob
                              Patrick F. Latterell
                                 Craig C. Taylor


                                      24.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As of June 30, 1996, the Compensation Committee of the Board was comprised of Messrs. Lacob, Latterell and Taylor. Dr. Miller was a member of the Compensation Committee from November 5, 1992 until August 2, 1995.


         No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board or Compensation Committee.



PERFORMANCE GRAPH

         The graph depicted below shows the Company's stock price as an index assuming $100 invested on October 23, 1995 (the date of the Company's initial public offering) at the then current market price of $12.00 per share, along with the composite prices of companies listed in the Nasdaq Pharmaceutical Index and Nasdaq Total U.S. Stock Market Index. This information has been provided to the Company by the Nasdaq Stock Market.

                 COMPARISON OF 8 MONTH CUMULATIVE TOTAL RETURN*
           AMONG PHARMACYCLICS, INC., THE NASDAQ STOCK MARKET-US INDEX
                       AND THE NASDAQ PHARMACEUTICAL INDEX


RESEARCH                                              TOTAL RETURN-DATA SUMMARY


                                      PCYC

                                              CUMULATIVE TOTAL RETURN
                                        -------------------------------------

                                                    10/24/95    6/96


PHARMACYCLICS INC                  PCYC                100       147

NASDAQ STOCK MARKET - US           INAS                100       115

NASDAQ PHARMACEUTICAL              INAP                100       125











* $100 invested on 10/24/95 in stock or index - including reinvestment of dividends. Fiscal Year ending June 30.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.


                                      25.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's Restated Certificate of Incorporation and Bylaws provide for indemnification of directors, officers and other agents of the Company. Each of the current directors, and certain officers and agents of the Company have entered into separate indemnification agreements with the Company.

         In June 1994 and July 1995, the Company issued, in private placement transactions, 1,536,092 shares of Series C Preferred Stock at $8.63 per share. An aggregate of 526,753 shares of such Series C Preferred Stock were issued in exchange for $3.0 million in principal amount of Convertible Promissory Notes, accrued interest thereon and $2.6 million in cash. These Notes were purchased by persons and entities associated with Kleiner Perkins Caufield & Byers ("Kleiner Perkins"), Asset Management Associates 1989, L.P. ("Asset Management"), Venrock Associates ("Venrock"), and Mayfield VII prior to the July 1995 portion of the Series C financings. All of such shares of Series C Preferred Stock automatically converted into an aggregate of 1,536,092 shares of Common Stock upon the closing of the Company's initial public offering. In addition, the Company issued warrants to purchase Series C Preferred Stock in connection with these financings. The following table summarizes the shares of Series C Preferred Stock purchased by and warrants issued to executive officers, directors and five percent stockholders of the Company and persons associated with them in these financings.

                                                                                  Shares of Series C    Series C
                      Investor                                                    Preferred Stock       Warrants
Thomas D. Kiley.............................................................            11,594                 --
Kleiner Perkins(1)..........................................................           328,090             28,839
Asset Management(2).........................................................           222,564             20,038
Venrock(3)..................................................................           268,634             23,629


 (1) Includes shares held by Kleiner Perkins Caufield & Byers V. Joseph S. Lacob, a Director of the Company, is a general partner of Kleiner Perkins Caufield & Byers.

 (2) Craig C. Taylor, a Director of the Company, is a general partner of AMC Partners 89, L.P., the general partner of Asset Management.

 (3) Includes shares held by both Venrock Associates and Venrock Associates II. Patrick F. Latterell, a Director of the Company, is a general partner of Venrock Associates and Venrock Associates II.

         Holders of certain shares of the Company's Preferred Stock and Common Stock, including certain of its officers, directors and principal stockholders and related investment funds, are entitled to certain registration rights in respect of the Common Stock which have been issued upon conversion thereof.

         The Company has entered into a Patent License Agreement with Dr. Stuart
W. Young, dated October 15, 1992, pursuant to which the Company has been granted an exclusive royalty-bearing license to use and to manufacture and sell products based on certain patent rights owned by Dr. Young related to certain zeolite and zeolite-like substances. In consideration for entering into the Patent License Agreement, the Company issued Dr. Young 16,667 shares of its Common Stock.

         In September 1994, the Company entered into a Note Secured by Stock Pledge Agreement (the "First Note") with Dr. Stuart W. Young, an executive officer of the Company, for the total principal amount of approximately $65,000. The First Note bears interest at 5.86%, with interest payable annually and principal due in full on August 31, 1997. In April 1995, the Company loaned Dr. Young approximately an additional $30,000 under a similar Note Secured by Stock Pledge Agreement (the "Second Note"). The Second Note bears interest at 7.19%, with principal and interest due in full on February 28, 1998. The proceeds of such Notes were to be used solely to pay federal and state tax liability incurred by Dr. Young in connection with his acquisition of 50,000 shares



                                      26.

of Common Stock pursuant to his exercise of a non-statutory stock option grant under the Company's 1992 Stock Option Plan.

         The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.


                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that during the period from October 23, 1995 (the effective date of the Company's initial public offering) to June 30, 1996, all officers, directors and beneficial owners of more than ten percent of the outstanding Common Stock complied with all Section 16(a) requirements.


                        STOCK OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of September 30, 1996 by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for director, (iii) the Named Executive Officers in the Summary Compensation Table above and (iv) all current directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Shares of Common Stock subject to convertible securities that are currently exercisable or convertible or which will become exercisable or convertible within the next 60 days are deemed to be beneficially owned by the person holding such convertible security for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based upon such information furnished by such owners, have sole investment power with respect to such shares, subject to community property laws where applicable.


                                      27.

                                                                          NUMBER            PERCENT OF TOTAL
          NAME AND ADDRESS                                               OF SHARES      SHARES OUTSTANDING(1)(2)
          ----------------                                               ---------      -----------------------
Kleiner Perkins Caufield & Byers V(3)........................           1,515,187                 17.6%
   2750 Sand Hill Road
   Menlo Park, CA 94025
Venrock Associates(4)........................................           1,239,289                 14.4%
   30 Rockefeller Plaza, Suite 5508
   New York, NY 10112
Asset Management Associates 1989, L.P.(5)....................           1,189,628                 13.8%
   2275 East Bayshore, Suite 150
   Palo Alto, CA 94303
Richard A. Miller, M.D.(6)...................................             452,343                  5.2%
Integral Capital Partners II, L.P.(7)........................             563,258                  6.6%
   2750 Sand Hill Road
   Menlo Park, CA 94025
Thomas D. Kiley(8)...........................................             146,576                  1.7%
Patrick F. Latterell(9)......................................           1,239,289                 14.4%
Joseph S. Lacob (10).........................................           1,515,187                 17.6%
Craig C. Taylor(11)..........................................           1,189,628                 13.8%
Joseph C. Scodari(12)........................................              21,667                     *
Marc L. Steuer(13)...........................................             133,334                  1.5%
William C. Dow, Ph.D.(14)....................................             110,001                  1.3%
Stuart W. Young, M.D.(15)....................................             163,334                  1.9%
All officers and directors as a group (10 persons)(16).......           5,056,361                 55.2%

* Less than 1%.

(1) Percentage of beneficial ownership is calculated assuming 8,554,750 shares of Common Stock were outstanding as of September 30, 1996. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September 30, 1996, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

(2) This table is based upon information supplied to the Company by executive officers, directors and principal stockholders. The address of each officer and director identified in this table is that of the Company's executive offices, 995 East Arques Avenue, Sunnyvale, CA 94086. Unless otherwise indicated in the footnotes to this table and subject to applicable community property laws, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by it or him.

(3) Includes shares held by persons and entities affiliated with Kleiner Perkins, including 31,667 shares held by Joseph Lacob, a Director of the Company, who is a General Partner of Kleiner Perkins. Mr. Lacob disclaims beneficial ownership of the shares held by Kleiner Perkins and its affiliated entities except to the extent of his individual share ownership and his pecuniary interest arising from his general partnership


                                      28.

         interest in Kleiner Perkins. Also, includes options exercisable for 15,000 shares held by Mr. Lacob and warrants exercisable for 28,839 shares held by Kleiner Perkins.

(4) Includes shares held by persons and entities affiliated with Venrock, including 16,667 shares held by Patrick Latterell, a Director of the Company, who is a General Partner of Venrock. Mr. Latterell disclaims beneficial ownership of the shares held by Venrock and its affiliated entities except to the extent of his individual share ownership and his pecuniary interest arising from his general partnership interest in Venrock. Also, includes options exercisable for 15,000 shares held by Mr. Latterell and warrants exercisable for 23,629 shares held by Venrock.

(5) Includes shares held by entities affiliated with Asset Management, including options exercisable for 15,000 shares held by Craig Taylor, a Director of the Company, who is a General Partner of AMC Partners 89, L.P., the general partner of Asset Management. Mr. Taylor disclaims beneficial ownership of the shares held by Asset Management and its affiliated entities except to the extent of his individual share ownership and his pecuniary interest arising from his general partnership interest in AMC Partners 89, L.P. Also includes warrants exercisable for 20,038 shares held by Asset Management.

 (6) Includes 13,334, 13,334, and 279,008 shares held in trust for Jordan Andrew Miller, Jared David Miller and the Miller-Homing Family Trust, respectively. Also, includes options exercisable for 146,667 shares within 60 days of September 30, 1996.

 (7) Includes shares held by entities affiliated with Integral Capital Partners II, L.P. and warrants exercisable for 20,518 shares within 60 days of September 30, 1996.

 (8) Includes 131,576 shares held in the Kiley Revocable Trust, Thomas D. Kiley, TEE, Nancy L. Kiley, TEE. Also, includes options exercisable for 15,000 shares within 60 days of September 30, 1996.

 (9) Includes 16,667 shares held in trust by the Patrick Latterell Living Trust and options exercisable for 15,000 shares. Also includes 1,207,622 shares (including warrants for 23,629 shares) held by persons and entities affiliated with Venrock, as to which shares Mr. Latterell disclaims beneficial ownership except as set forth in Note 4 above.

 (10) Includes options exercisable for 15,000 shares. Also includes 1,468,520 shares (including warrants for 28,839 shares) held by persons and entities affiliated with Kleiner Perkins, as to which shares Mr. Lacob disclaims beneficial ownership except as set forth in Note 3 above.

 (11) Includes options exercisable for 15,000 shares. Also includes 1,174,628 shares (including warrants for 20,038 shares) held by persons and entities affiliated with Asset Management, as to which shares Mr. Taylor disclaims beneficial ownership except as set forth in Note 5 above.

(12)     Represents options exercisable for 21,667 shares.

 (13)    Represents options exercisable for 133,334 shares.

 (14)    Includes options exercisable for 73,334 shares.

 (15)    Includes options exercisable for 51,334 shares.

 (16) Includes options and warrants exercisable for 539,670 and 72,506 shares, respectively. Also includes 1,468,520 shares held by persons and entities affiliated with Kleiner Perkins, 1,174,628 shares held by persons and entities



                                      29.

         affiliated with Venrock. Certain directors may be deemed to be beneficial owners of such shares, but disclaim such beneficial ownership, as discussed in Notes 3, 4, 5, 9, 10 and 11 above.

         To the Company's knowledge, each beneficial owner of more than ten percent of the Company's capital stock filed all reports and reported all transactions on a timely basis with the SEC, National Association of Securities Dealers, Inc. and the Company.


                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS


         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1997 Annual Meeting must be received by the Company no later than July 15, 1997 so they may be included in the proxy statement and form of proxy relating to that meeting.


                                  ANNUAL REPORT


         A copy of the Annual Report of the Company for the fiscal year ended June 30, 1996 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.


                                    FORM 10-K


         The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission. Stockholders may obtain a copy of this report, without charge, by writing to Cheryl B. Jaszewski, Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94086.


                                  OTHER MATTERS


         The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.



                                                     THE BOARD OF DIRECTORS
Dated:  November 11, 1996



                                      30.

                                                                      APPENDIX A

                               PHARMACYCLICS, INC.
                                      PROXY
                Annual Meeting of Stockholders, December 6, 1996

                This Proxy is Solicited on Behalf of the Board of
                               Pharmacyclics, Inc.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held December 6, 1996 and the Proxy Statement and appoints Richard A. Miller and Marc L. Steuer and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Pharmacyclics, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 995 East Arques Avenue, Sunnyvale, California 94086 on Friday, December 6, 1996 at 9:00 A.M. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

         1. To elect the following directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified:

                                                                                      WITHHOLD
                                                                                      AUTHORITY
                                                               FOR                     TO VOTE
                  Thomas D. Kiley                             _____                      _____
                  Joseph S. Lacob                             _____                      _____
                  Patrick F. Latterell                        _____                      _____
                  Richard A. Miller                           _____                      _____
                  Joseph C. Scodari                           _____                      _____
                  Craig C. Taylor                             _____                      _____

         2.       FOR    AGAINST                ABSTAIN                         To approve the amendment and restatement
                                                                                of the Company's Certificate of
                                                                                Incorporation to increase the number of
                                                                                authorized shares of common stock
                                                                                thereunder from 12,000,000 shares to
                                                                                24,000,000 shares.


         3.       FOR    AGAINST                ABSTAIN                         To approve an amendment to the Company's
                                                                                1995 Stock Option Plan (the "Plan") in
                                                                                order to increase the maximum number of
                                                                                shares of common stock authorized for
                                                                                issuance under the Plan by an additional
                                                                                750,000 shares.

         4.       FOR    AGAINST                ABSTAIN                         To ratify the Board of Director's
                                                                                selection of Price Waterhouse LLP to
                                                                                serve as the Company's independent
                                                                                accountants for the fiscal year ending
                                                                                June 30, 1997.

         The Board of Directors recommends a vote FOR each of the directors listed above and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED ABOVE AND IN FAVOR OF THE OTHER PROPOSALS.

   Please print the name(s) appearing on each share certificate(s) over which you have voting authority: _______________________________________
                                        (Print name(s) on certificate)

   Please sign your name:____________________________        Date:_________
                           (Authorized Signature(s))

                                                                      APPENDIX B

                               PHARMACYCLICS, INC.
                             1995 STOCK OPTION PLAN

                       (AS AMENDED THROUGH AUGUST 1, 1996)


                                   ARTICLE ONE

                               GENERAL PROVISIONS



I.       PURPOSE OF THE PLAN

                  This 1995 Stock Option Plan is intended to promote the interests of Pharmacyclics, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

       II.        STRUCTURE OF THE PLAN

                  Under the Plan, eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock.

      III.        ADMINISTRATION OF THE PLAN

                  A. The Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)- month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant or direct stock issuance under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary), other than pursuant to the Director Plan.

                  B. Administration of the Plan with respect to all other persons may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons who are not Section 16 Insiders. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

                  C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                  D. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any option thereunder.

                  E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants made under the Plan.

      IV.         ELIGIBILITY

                  A. The persons eligible to participate in the Plan are as follows:

                                (i) Employees,

                                (ii) non-employee members of the Board (other
                        than those serving as members of the Primary Committee) or the board of directors of any Parent or Subsidiary, and

                                (iii) consultants and other independent advisors
                        who provide services to the Corporation (or any Parent or Subsidiary).

                  B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, with respect to the option grants, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable





                                       2.

and the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

        V.        STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,670,0591/ shares, subject to adjustment from time to time in accordance with the provisions of this Section V. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, (ii) the automatic increase of 85,178 shares effected on January 2, 1996 pursuant to
Section V.B. below and (iii) the 750,000-share increase approved by the Board on August 1, 1996, subject to approval by the stockholders at the 1996 Annual Meeting.

                  B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1996 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year; but in no event shall any such annual increase exceed 500,000 shares. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

                  C. No one person participating in the Plan may receive options and separately exercisable stock appreciation rights for more than 333,334 shares of Common Stock in the aggregate over the term of the Plan.

                  D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan (including shares issued upon exercise of options incorporated from the Predecessor Plan), whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise
--------
     1/Such share reserve gives effect to the two-for-three reverse stock split of the Common Stock effected on October 23, 1995.

                                       3.

price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

                  E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted options and separately exercisable stock appreciation rights over the term of the Plan, and
(iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                       4.

                                   ARTICLE TWO

                                GRANT OF OPTIONS


I.       OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A.       Exercise Price.

                           1. The exercise price per share shall be fixed by the
Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise price shall become immediately due
upon exercise of the option and shall, subject to the provisions of Section I of Article Three and the documents evidencing the option, be payable in one or more of the forms specified below:

                                  (i) cash or check made payable to the
         Corporation,

                                  (ii) shares of Common Stock held for the
         requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                  (iii) to the extent the option is exercised
         for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation- designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.


                                       5.

                  B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                  C.       Effect of Termination of Service.

                           1. The following provisions shall govern the exercise
of any options held by the Optionee at the time of cessation of Service or death:

                                  (i) Any option outstanding at the time of the
         Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                  (ii) Any option exercisable in whole or in
         part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                  (iii) During the applicable post-Service
         exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                                  (iv) Should the Optionee's Service be
         terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                  (v) In the event of a Corporate
         Transaction,the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.



                                       6.

                            2. The Plan Administrator shall have the discretion,
exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                   (i) extend the period of time for which the
         option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                                   (ii) permit the option to be exercised,
         during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                  D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                  F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.


                                       7.

                  G. Beneficiary Designation. An Optionee may file a written beneficiary designation indicating the person entitled to exercise Optionee's outstanding options on the Optionee's behalf at the time of his/her death. Such beneficiary designation may be changed by the Optionee at any time by filing the appropriate form with the Plan Administrator.

       II.        INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Options. Options which are specifically designated as Non- Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                  A. Eligibility. Incentive Options may only be granted to Employees.

                  B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

      III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate



                                       8.

Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction.

                  D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  F. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of


                                       9.

Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

                  G. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or
(ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                  H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  I. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

       IV.        CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

        V.        STOCK APPRECIATION RIGHTS

                  A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.


                                      10.

                  B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                                  (i) One or more Optionees may be granted the
         right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of
         (A) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares.

                                  (ii) No such option surrender shall be
         effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                  (iii) If the surrender of an option is
         rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                            C. The following terms shall govern the grant and
exercise of limited stock appreciation rights:

                                  (i) One or more Section 16 Insiders may be
         granted limited stock appreciation rights with respect to their outstanding options.

                                  (ii) Upon the occurrence of a Hostile
         Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested


                                      11.

         under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                                  (iii) Neither the approval of the Plan
         Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.


                                 (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.



                                      12.

                                  ARTICLE THREE

                                  MISCELLANEOUS


        I.        FINANCING

                  A. The Plan Administrator may permit any Optionee to pay the option exercise price under the Plan by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the sum of (i) the aggregate option exercise price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

                  B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

       II.        TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

                                  (i) Stock Withholding: The election to have
         the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                                  (ii) Stock Delivery: The election to deliver
         to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate



                                      13.

         Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

      III.        EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan was adopted by the Board on August 2, 1995 and approved by the Corporation's stockholders on September 11, 1995. The Plan became effective on the Plan Effective Date and serves as the successor to the Predecessor Plan. On August 1, 1996, the Board authorized a 750,000-share increase in the number of shares of Common Stock available for issuance under the Plan. However, no option granted on the basis of such increase shall become exercisable, in whole or in part, unless and until the stockholders approve the increase. If such stockholder approval is not obtained at the 1996 Annual Meeting, then any options previously granted on the basis of the 750,000-share increase shall terminate, and no further options based on such increase shall be granted. All outstanding options under the Plan which have not been granted on the basis of the 750,000-share increase shall remain outstanding in accordance with the terms and provisions of the agreements evidencing those grants, whether or not stockholder approval of the share increase is obtained. Subject to the foregoing limitations, the Plan Administrator may grant options under the Plan at any time before the date fixed herein for the termination of the Plan.

                  B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                  C. The option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise provide for such acceleration.

                  D. The Plan shall terminate upon the earliest of (i) August 1, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options under the Plan,
(iii) the termination of all outstanding options in connection with a Corporate Transaction, or (iv) termination by the Board. Upon such Plan termination, all options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options.


                                       14.

       IV.        AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or stock appreciation rights at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan, or the maximum number of shares for which any one person may be granted options or separately exercisable stock appreciation rights in the aggregate over the term of the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

                  B. Options to purchase shares of Common Stock may be granted under the Plan that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

        V.        USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

       VI.        REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock upon the exercise of any option or stock appreciation right shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of

                                      15.

the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

      VII.        NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.


                                      16.

                                    APPENDIX


                  The following definitions shall be in effect under the Plan:

         A. BOARD shall mean the Corporation's Board of Directors.

         B. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                         (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                        (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         C. CODE shall mean the Internal Revenue Code of 1986, as amended.

         D. COMMON STOCK shall mean the Corporation's common stock.

         E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                         (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                                      A-1.

                        (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         F. CORPORATION shall mean Pharmacyclics, Inc., a Delaware corporation.

         G. DIRECTOR PLAN shall mean the Corporation's 1995 Non-Employee Directors Stock Option Plan.

         H. DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

         I. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         J. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                         (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                        (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.


                                      A-2.

                       (iii) For purposes of option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share.


         L. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the following transaction:

                         (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                        (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

         M. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

         N. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                        (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                        (ii) such individual's voluntary resignation following
         (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
         (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         O. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs


                                      A-3.

of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

         P. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         Q. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         R. OPTIONEE shall mean any person to whom an option is granted under the Plan.

         S. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         T. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         U. PLAN shall mean the Corporation's 1995 Stock Option Plan, as set forth in this document.

         V. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

         W. PLAN EFFECTIVE DATE shall mean October 23, 1995, the date on which the Underwriting Agreement was executed and the initial public offering price of the Common Stock was established.

         X. PREDECESSOR PLAN shall mean the Corporation's existing 1992 Stock Option Plan.

         Y. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.


                                      A-4.

         Z. QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

         AA. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.


         AB. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         AC. SECTION 12(g) REGISTRATION DATE shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

         AD. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

         AE. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         AF. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         AG. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         AH. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         AI. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).


                                      A-5.

         AJ. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.


                                      A-6.